                                                                    Exhibit 10.2


          AMENDMENT, dated as of June 4, 2001 (the "Amendment"), to the
                                                    ---------
Stockholders' Agreement (the "Stockholders' Agreement"), dated as of July 7,
                              -----------------------
1999, by and among Vestar/Gray Investors LLC, a Delaware limited liability company (the "LLC"), St. John Knits, Inc., a California corporation (the
              ---
"Company"), St. John Knits, International, Incorporated, a Delaware corporation
--------
(the "Parent"), Vestar/SJK Investors LLC, a Delaware limited liability company
      ------
("Vestar"), and the parties listed on the signature pages hereto as Robert E.
  ------
Gray, Marie Gray, Kelly A. Gray, Gray Family Trust and Kelly Ann Gray Trust (each a "Gray Stockholder" and, collectively, the "Gray Stockholders").
         ----------------                          -----------------

                              W I T N E S S E T H
                              -------------------

          WHEREAS, the LLC, the Company, the Parent, Vestar and the Gray Stockholders are parties to the Stockholders' Agreement; and

          WHEREAS, the parties desire to amend the Stockholders' Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and intending to be legally bound hereby, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Unless otherwise defined herein, capitalized terms
              -------------
used herein which are defined in the Stockholders' Agreement are used herein as therein defined.

          2.  Amendment to the Stockholders' Agreement.  The Stockholders'
              ----------------------------------------
Agreement is hereby amended as follows:

              (a) Amendment of Section 1.1.  Section 1.1 of the Stockholders'
                  ------------------------
     Agreement is hereby amended by adding, in appropriate alphabetical order, the following new definition:

              "Chief Executive Officer" shall mean, in the case of the Company,
              -------------------------
          the Chief Executive Officer of the Company, and, in the case of the Parent, the Chief Executive Officer of the Parent.

          (b) Amendment of Section 2.1(a).  Section 2.1(a) of the
              ---------------------------
Stockholders' Agreement is hereby amended by deleting the reference to "5 designees" therein and substituting, in lieu thereof, a reference to "7 designees".

          (c) Amendment of Section 2.1(f).  Section 2.1(f) of the Stockholders'
              ---------------------------
Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

              (f) In the event of the dissolution of the LLC, each Stockholder hereby agrees that so long as this Agreement shall remain in effect, such Stockholder will vote all of the voting Securities owned or held of record by such Stockholder so as to elect and, during such period, to continue in office a Board of Directors of the Parent and the Company, each consisting solely of the following:

                        (i) 4 designees of Vestar (so long as Vestar and its Affiliates beneficially own not less than one-half (1/2) of the number of shares of Common Stock that were allocated to Vestar pursuant to the LLC Agreement as of the date of the LLC Agreement) or, if the foregoing condition is not satisfied, 3 designees of Vestar (so long as Vestar and its Affiliates beneficially own not less than one-third (1/3) of the number of shares of Common Stock that were allocated to Vestar pursuant to the LLC Agreement as of the date of the LLC Agreement) or, if the foregoing condition is not satisfied, 1 designee of Vestar (so long as Vestar and its Affiliates beneficially own not less than one-tenth (1/10) of the number of shares of Common Stock that were allocated to Vestar pursuant to the LLC Agreement as of the date of the LLC Agreement), provided, however, that so long as the
                                          --------  -------
                              Gray Representative has the right to appoint at least 1 designee and Vestar (and its Affiliates) beneficially owns more shares of Common Stock than the Gray Stockholders (and their Permitted Transferees), Vestar shall have the right to appoint at least as many designees as the Gray Stockholders;

                        (ii) 2 designees of the Gray Representative (so long as the Gray Stockholders and their Affiliates beneficially own not less than one-half (1/2) of the number of shares of Common Stock that were allocated to the Gray Stockholders pursuant to the LLC Agreement as of the date of the LLC Agreement) or, if the foregoing condition is not satisfied, 1 designee of the Gray Representative (so long as the Gray Stockholders and their Affiliates beneficially own not less than one-fifth (1/5) of the number of shares of Common Stock that were allocated to the Gray Stockholders pursuant to the LLC Agreement as of the date of the LLC Agreement); and

                        (iii) the Chief Executive Officer (provided that such
                              Chief Executive Officer is not (A) an employee or an Affiliate of Vestar or (B) a Gray Stockholder or a member of the Family Group of the Gray Stockholders, in which case the Chief Executive Officer shall be counted as a designee of either Vestar or the Gray Representative, as the case may be, for purposes of this Section 2.1(f)).

          3.   Continuing Effect of Stockholders' Agreement.  This Amendment
               --------------------------------------------
shall not constitute an amendment or waiver of or consent to any provision of the Stockholders' Agreement not expressly referred to herein. Except as expressly consented to hereby, the provisions of the Stockholders' Agreement are and shall remain in full force and effect.

          4.   Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts, all of which together shall constitute a single instrument.

          5.   Governing Law.  This Amendment shall be governed by and construed
               -------------
and enforced in accordance with the laws of the State of Delaware.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                      ST. JOHN KNITS INTERNATIONAL,
                                      INCORPORATED


                                      By: /s/ Joseph O. Joffrion
                                          --------------------------------------
                                          Name:   Joseph O. Joffrion

                             VESTAR/GRAY INVESTORS LLC

                             By: Vestar/SJK Investors LLC,
                                 its Managing Member

                                 By:  Vestar Capital Partners III, L.P.,
                                      its Managing Member

                                 By:  Vestar Associates III, L.P.,
                                       its General Partner

                                 By:  Vestar Associates Corporation III,
                                      its General Partner



                              By:  /s/ James P. Kelley
                                   -------------------
                                   Name: James P. Kelley



                             VESTAR/SJK INVESTORS LLC

                             By: Vestar Capital Partners III, L.P.,
                                 its Managing Member

                                 By:  Vestar Associates III, L.P.,
                                       its General Partner

                                 By:  Vestar Associates Corporation III,
                                      its General Partner



                             By:  /s/ James P. Kelley
                                 -------------------
                                 Name:  James P. Kelley

                            /s/  Bob Gray
                            ---------------------------------------
                            BOB GRAY


                            /s/ Marie Gray
                            ---------------------------------------
                            MARIE GRAY


                            /s/ Kelly A. Gray
                            ---------------------------------------
                            KELLY A. GRAY



                            GRAY FAMILY TRUST


                            By: /s/ Bob Gray
                               ------------------------------------
                                 Name:  Bob Gray


                            By: /s/ Marie Gray
                               ------------------------------------
                                 Name:  Marie Gray



                            KELLY ANN GRAY TRUST


                            By:  /s/ Bob Gray
                                ----------------------------------
                                 Name: Bob Gray


                            By:  /s/ Marie Gray
                                -----------------------------------
                                 Name: Marie Gray